                                                                  EXHIBIT 1.(10)

                                                          [LOGO OF PACIFIC LIFE]

APPLICATION FOR INDIVIDUAL LIFE INSURANCE

PACIFIC LIFE & ANNUITY COMPANY
P.O. Box  6520
Newport Beach, CA 92656-6520

                      INSTRUCTIONS TO SOLICITING AGENT(S)
--------------------------------------------------------------------------------
                             GENERAL INSTRUCTIONS

 [_] Every appropriate section of the application must be fully completed prior to signing the application. A blank application must never be signed.

 [_]  The following indicates who must complete the various sections:

      Page(s) 1 and 4-7    Applicant
      Page 2               Applicant or Agent must complete
      Page 3               Applicant or Agent completes for an additional or
                           alternate policy
      Page(s) 11 and 12    Agent

 [_] Changes noted on this application must be lined out and the new information must be indicated and initialed by the Applicant in Sections A - D, Proposed Insured(s) in Section E and Agent in Sections F - I. Changes made any other way will be amended.

 [_] The Disclosure Notice To Applicants must be detached and given to the Applicant. If the Disclosure Notice To Applicants is not detached when the application is received at Pacific Life & Annuity Company, written verification that the Notice was given to the Applicant will be required before the underwriting process can begin.

 [_] For "Survivor Life" type policies, the Second Insured is considered the Additional Insured. All Additional Insured sections must be completed.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        IMPORTANT SIGNATURE REQUIREMENTS

 [_] The party initiating the application for life insurance is considered the Applicant. Depending on the situation, the Applicant may also be the Insured or Owner.

 [_]  The following parties must sign page 6 of the application:
      Applicant
      Proposed Insured (if other than Applicant)
      Other Adult Proposed Insured (if applicable)
      Owner (if other than Proposed Insured or Applicant)
      Soliciting Agent

 [_] The Authorization on page 7 must be signed and dated by the Proposed Insured and Other Adult Proposed Insured (if applicable). Underwriting cannot begin without a signed Authorization.

 [_] Where the Applicant, Owner or Proposed Insured is above the age of fourteen years and six months, he or she must sign the application on his or her own behalf. Where the Applicant, Owner or Proposed Insured is aged fourteen years and six months or less, he or she may not sign the application or enter into a life insurance contract.

 [_]  The Soliciting Agent(s) must sign on pages 6 and 12.

 [_] If multiple Owners, then all Owners must sign on page 6 of the application.

 [_] For corporate signatures, the signature and title of any authorized officer other than the Proposed Insured is required and the full name of the corporation must be shown on page 6.

 [_] If policy is trust owned, trustee(s) must sign on page 6 of the application on the Signature of Applicant line indicating the title "Trustee" after the signature. Owner designation, on page 1, must include name of trust, date of trust, trustee(s) name, with the wording "successor or successors in trust."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           UNDERWRITING REQUIREMENTS

 [_] Underwriting requirements are based on the age of the Proposed Insured(s) and amount applied for. Refer to the Life Underwriting Requirements Chart (not attached) to determine the appropriate requirements.

 [_] The Non-Medical is NOT part of this application. APPLICATION, PART II, Non-Medical (AP9500-P2-NY) must be obtained separately.

--------------------------------------------------------------------------------
AP9500-NY                                                    85-21245-00 5/2000

                      INSTRUCTIONS TO SOLICITING AGENT(S)
-------------------------------------------------------------------------------

SECTION A - CLIENT INFORMATION

 [_]  Complete all questions, unless a question does not apply.

 [_] If submitting money with the application, complete question 31A, B and C on page 1. Also submit a Temporary Insurance Agreement (AP8112-NY) with the application. The date on the application, check and Temporary Insurance Agreement (TIA) must all be the same date.

 [_]  Money and the TIA must not be taken if:
      a)  any health question on the TIA is answered "yes."

      b) the proposed insured is under 15 days of age or is over 70 years old (nearest birthday) on the date of the application.

 [_] If the face amount applied for is greater than the TIA maximum binding limit, complete the application in the following manner:

      1) Indicate the total face amount as applied for in question 31C. Also indicate all applied for Optional Benefits here. If additional space is needed, use Remarks section on page 2 or 3.

      2) On page 2, question 3, complete with the maximum binding limit as noted on the TIA. Leave question 5 "Optional Benefits" blank.

SECTION B - POLICY INFORMATION FOR VARIABLE LIFE PRODUCTS

 [_]  Indicate product desired, base face amount, initial Annual Renewable
      Term amount (if appliedfor) and Total Initial Coverage in question 3. Whether Annual Renewable Term is level or varying, always indicate initial Annual Renewable Term amount. This information can be found on the Producer/Home Office Administration Worksheet page of the illustration.

 [_]  Indicate all other optional benefits in question 5.

 [_] Answer all Suitability questions and include the date of the current Separate Account prospectus and Fund prospectus.

 [_] If requesting an alternate or additional policy, complete the Alternate/Additional Policy section on page 3. All suitability questions on page 2 must also be completed.

SECTION C - MEDICAL CERTIFICATION

 [_] Complete only when submitting a medical examination from another insurance company.

SECTION D - ADDITIONAL INSURED

 [_] Complete if requesting an optional benefit such as Annual Renewable Term on an Additional Insured. This section is also completed for "Survivor Life" type policies.

SECTION E - GENERAL INFORMATION

 [_] Complete every question of this section for the Proposed Insured and Additional Insured (if applicable).

 [_] If Proposed Insured or Additional Insured (if applicable) participates in a hazardous occupation/sport, complete a General Questionnaire form (not attached) for each insured that participates.

SECTION F - UNI-CHECK (AUTOMATIC BANK WITHDRAWAL)

 [_] The Uni-Check billing method is available on a monthly payment frequency for automatic checking account deductions. Complete this section if electing Uni-Check. Also complete Uni-Check method and monthly mode on page 1, questions 30A and 30B. A voided check must be submitted with the application.

SECTION G - BUSINESS INSURANCE

 [_]  Complete only if applying for Business Insurance.

SECTION H - FOR PROPOSED INSURED 14 YEARS AND 6 MONTHS OR YOUNGER

 [_] Complete this section if the application is submitted on a non-medical basis and the Proposed Insured is 14 years and 6 months or younger. If the application is submitted on a medical basis, a medical exam is necessary. Refer to the Life Underwriting Requirements Chart to determine the appropriate requirements.

SECTION I - AGENT INFORMATION

 [_]  Complete every question of this section.

 [_] The signature of the Soliciting Agent(s) is required at the bottom of page 12.

 [_] Commissions are paid in accordance with the information presented at the bottom of page 12. The Agent listed first is the Servicing Agent, unless indicated otherwise in the remarks section. Always include Agent Code for prompt payment of commissions.

AP9500-NY                                                    85-21245-00 5/2000

APPLICATION FOR INDIVIDUAL LIFE INSURANCE, PART I

PACIFIC LIFE & ANNUITY COMPANY                                                                            [LOGO OF
P.O. Box 6520                                                                                           PACIFIC LIFE
Newport Beach, CA 92658-6520                                                                         & ANNUITY COMPANY]

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    SECTION A         CLIENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                         PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
1. Full Name  (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST)    2.  Sex:    3. State of Birth   4. Date of Birth (MO. DAY YR.)
                                                                      [_] Male
                                                                      [_] Female
------------------------------------------------------------------------------------------------------------------------------------
5. Insurance Age      6.  Drivers License No. & State      7.  Social Security No. or Taxpayer I.D. No.    8. Telephone No.
                                                                                                           (   )
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9. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                       10. How Long

------------------------------------------------------------------------------------------------------------------------------------
11. Employer Name and Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)                                    12. How Long

------------------------------------------------------------------------------------------------------------------------------------
13. Occupation                                                         14. Type of Business

------------------------------------------------------------------------------------------------------------------------------------
                                               OWNER IF OTHER THAN PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
15. Full Name (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST)  16. Date of Birth  17. Relationship  18. Telephone No.
                                                                                                          (   )
------------------------------------------------------------------------------------------------------------------------------------
19. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)                                   20. Social Security No. or Taxpayer I.D. No.

------------------------------------------------------------------------------------------------------------------------------------
                                                            BENEFICIARY
------------------------------------------------------------------------------------------------------------------------------------
21. Primary Beneficiary  (PRINT FULL NAME / FIRST, MIDDLE, LAST)                       22. Relationship

------------------------------------------------------------------------------------------------------------------------------------
23. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------
24. Contingent Beneficiary  (PRINT FULL NAME / FIRST, MIDDLE, LAST)                    25. Relationship

------------------------------------------------------------------------------------------------------------------------------------
26. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------
                                                          PREMIUM NOTICES
------------------------------------------------------------------------------------------------------------------------------------
27. Send to:    [_] Insured      [_] Owner      at      [_] Residence      [_] Business        or   [_] Other (INDICATE BELOW)
------------------------------------------------------------------------------------------------------------------------------------
28. Name                                                29. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------
                                                        BILLING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
30A. Method:                                                                             30B.  Frequency of Premium Reminder Notice
     [_] Single Premium                                                                        or Premium Payment:
     [_] Direct (annual, semi-annual or quarterly only)                                   [_]  Annual
     [_] List Bill (3 or more lives)                                                      [_]  Semi-Annual
     [_] Uni-Check -- Attach a Voided Check and Complete Uni-check Section on Page 6.     [_]  Quarterly
         (monthly only)                                                                   [_]  Monthly
------------------------------------------------------------------------------------------------------------------------------------
                                                 AMOUNT PAID WITH THIS APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
31A. Is cash or check tendered with this application?     [_] Yes    [_] No    If Yes, show amount $_______________________
                                                                               If No, do not complete question below
  B. Do you understand, accept and agree to the terms of the Temporary Insurance Agreement (TIA)?     [_] Yes    [_] No
  C. If Yes, and a policy face amount is applied for which is larger than that which Pacific Life & Annuity Company will insure under the TIA, complete the following statement:
     If approved, please issue a policy for a face amount of $__________________
------------------------------------------------------------------------------------------------------------------------------------
                                                     SPECIAL DATING REQUESTED
------------------------------------------------------------------------------------------------------------------------------------
32. [_] Date to Save Age        [_] Specific Date       Month____________________________ Day________________ Year__________________
------------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                                                     Page 1                                             85-21245-00  5/2000

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    SECTION B         POLICY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
 1. Policy Name                                                           2a. Initial Premium          2b. Planned Annual Premium
                                                                              $                            $
------------------------------------------------------------------------------------------------------------------------------------
 3. Face Amount (Base only) $__________________
    Plus Initial Annual Renewable Term Amount $_____ = Total Initial Coverage  $_________________________________________
------------------------------------------------------------------------------------------------------------------------------------
 4. Check one:  [_] Option A (Level)  [_] Option B (Includes Accumulated Value)  [_] Option C (Includes Premiums Less Distributions)
------------------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
 5. A. [_] Annual Renewable Term on Other Covered Person  $  D.______________________          [_] Disability Benefit Rider

    B. [_] Accidental Death Benefit  $_____________________                                    E. [_] Guaranteed Insurability Rider

    C. [_] Children's Term   $____________________                                             F. [_] Waiver of Charges

       [_] Under 2 years and 6 months of age (maximum = $1,000)
       [_] 2 years and 6 months or more of age and under 9 years and 6 months
           (maximum = $2,000)                                                                   [_] First Year Transfer Program*
       [_] 9 years and 6 months or more of age and under 11 years and 6 months                  [_] Dollar Cost Averaging*
           (maximum = $3,000)                                                                   [_] Automatic Portfolio Rebalancing*
       [_] 11 years and 6 months or more of age and under 14 years and 6 months                  *  if elected, submit the proper
           (maximum = $5,000)                                                                       authorization form.
------------------------------------------------------------------------------------------------------------------------------------
 6. If any optional benefit applied for cannot be approved, should the policy be issued without it? [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                        PREMIUM ALLOCATIONS
------------------------------------------------------------------------------------------------------------------------------------
 7. INDICATE ALLOCATIONS:  THE TOTAL OF THE PERCENTAGES MUST BE 100%.  (USE WHOLE NUMBERS)

     Investment Options       Manager                                Investment Options       Manager
     -----------------------  ----------------                       ----------------------   ------------------------
     Blue Chip                AIM                _______%            Mid-Cap Value            Lazard                     _______%
     Aggressive Growth        AIM                _______%            International Value      Lazard                     _______%
     Aggressive Equity        Alliance Capital   _______%            Equity Index             Mercury Asset Management   _______%
     Emerging Markets         Alliance Capital   _______%            Small-Cap Index          Mercury Asset Management   _______%
     Diversified Research     Capital Guardian   _______%            Capital Opportunities    MFS                        _______%
     Small-Cap Equity         Capital Guardian   _______%            Mid-Cap Growth           MFS                        _______%
     International Large-Cap  Capital Guardian   _______%            Global Growth            MFS                        _______%
     Equity                   Goldman Sachs      _______%            REIT                     Morgan Stanley             _______%
     I-Net Tollkeeper         Goldman Sachs      _______%            Money Market             Pacific Life               _______%
     Technology               INVESCO            _______%            High Yield Bond          Pacific Life               _______%
     Telecommunications       INVESCO            _______%            Government Securities    PIMCO                      _______%
     Health Services          INVESCO            _______%            Managed Bond             PIMCO                      _______%
     Financial Services       INVESCO            _______%            Large-Cap Value          Salomon                    _______%
     Strategic Value          Janus              _______%            Fixed Account            Pacific Life               _______%
     Growth LT                Janus              _______%            Fixed LT Account*        Pacific Life               _______%
     Focused 30               Janus              _______%
     Multi-Strategy           J.P. Morgan        _______%            * The Fixed LT Account has less transfer liquidity and may
     Equity Income            J.P. Morgan        _______%              credit a higher current rate of interest than the Fixed
                                                                       Account. Both fixed accounts credit a fixed interest rate, guaranteeing a minimum interest rate of 3% annually.
------------------------------------------------------------------------------------------------------------------------------------
                                                            SUITABILITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Yes   No
 8. Do you believe that this policy will meet your insurance needs and financial objectives? . . . . . . . . . . . . . . . [_]   [_]
 9. Do you understand that the amount and duration of the death benefit may vary, depending on the
    investment performance of the variable accounts in the separate account? . . . . . . . . . . . . . . . . . . . . . . . [_]   [_]
10. Do you understand that the policy values may increase or decrease, depending on the investment
    experience of the variable accounts in the separate account? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [_]   [_]
11. Did you receive the separate account prospectus and the fund prospectus for the policy applied for?. . . . . . . . . . [_]   [_]

              If "Yes", give dates of prospectuses:  S.A. _________________________  Fund _________________________
------------------------------------------------------------------------------------------------------------------------------------
Policy values may increase or decrease, and may even be reduced to zero, in accordance with the experience of the variable accounts in the separate account (subject to any specified minimum guarantees). The death benefit maybe variable or fixed under specified conditions. Current illustrations of benefits, including death benefits and cash surrender values, are available upon request.
------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS




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AP9500-NY                                                     Page 2                                             85-21245-00  5/2000


-----------------------------------------------------------------------------------------------------------------------------------
   SECTION B     POLICY INFORMATION (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
COMPLETE THIS PAGE IF APPLYING FOR (Check one):                  [_] ADDITIONAL POLICY   or   [_] ALTERNATE POLICY
                                                                  (COMPLETE SUITABILITY QUESTIONS ON PAGE 2)
-----------------------------------------------------------------------------------------------------------------------------------
12.  Policy Name                                                    13a.  Total Modal Premium       13b.  Planned Annual Premium
                                                                          $                               $
-----------------------------------------------------------------------------------------------------------------------------------
14.  Face Amount (Base only) $
                              ------------------
     Plus Initial Annual Renewable Term Amount $    = Total Initial Coverage  $
                                                ----                           -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
15.  Check one: [_] Option A (Level) [_] Option B (Includes Accumulated Value)  [_] Option C (Includes Premiums Less Distributions)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      OPTIONAL BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------

16.  A. [_] Annual Renewable Term on Other Covered Person  $                             D. [_] Disability Benefit Rider
                                                            -------------------
     B. [_] Accidental Death Benefit  $                                                  E. [_] Guaranteed Insurability Rider
                                       --------------------------
     C. [_] Children's Term   $                                                          F. [_] Waiver of Charges
                               ---------------------
            [_]  Under 2 years and 6 months of age (maximum = $1,000)

            [_]  2 years and 6 months or more of age and under 9 years and 6 months
                 (maximum = $2,000)                                                            [_]  First Year Transfer Program*

            [_]  9 years and 6 months or more of age and under 11 years and 6 months           [_]  Dollar Cost Averaging*
                 (maximum = $3,000)                                                            [_]  Automatic Portfolio Rebalancing*

            [_]  11 years and 6 months or more of age and under 14 years and 6 months          * If elected, submit the proper
                 (maximum = $5,000)                                                              authorization form.
-----------------------------------------------------------------------------------------------------------------------------------
17.  If any optional benefit applied for cannot be approved, should the policy be issued without it?    [_] Yes   [_] No
-----------------------------------------------------------------------------------------------------------------------------------
                                                      PREMIUM ALLOCATIONS
-----------------------------------------------------------------------------------------------------------------------------------
18.  INDICATE ALLOCATIONS:  THE TOTAL OF THE PERCENTAGES MUST BE 100%.  (USE WHOLE NUMBERS)

     Investment Options        Manager                            Investment Options        Manager
     -----------------------   -------------------------          ----------------------    -------------------------
     Blue Chip                 AIM                      _____%    Mid-Cap Value             Lazard                       _____%
     Aggressive Growth         AIM                      _____%    International Value       Lazard                       _____%
     Aggressive Equity         Alliance Capital         _____%    Equity Index              Mercury Asset Management     _____%
     Emerging Markets          Alliance Capital         _____%    Small-Cap Index           Mercury Asset Management     _____%
     Diversified Research      Capital Guardian         _____%    Capital Opportunities     MFS                          _____%
     Small-Cap Equity          Capital Guardian         _____%    Mid-Cap Growth            MFS                          _____%
     International Large-Cap   Capital Guardian         _____%    Global Growth             MFS                          _____%
     Equity                    Goldman Sachs            _____%    REIT                      Morgan Stanley               _____%
     I-Net Tollkeeper          Goldman Sachs            _____%    Money Market              Pacific Life                 _____%
     Technology                INVESCO                  _____%    High Yield Bond           Pacific Life                 _____%
     Telecommunications        INVESCO                  _____%    Government Securities     PIMCO                        _____%
     Health Services           INVESCO                  _____%    Managed Bond              PIMCO                        _____%
     Financial Services        INVESCO                  _____%    Large-Cap Value           Salomon                      _____%
     Strategic Value           Janus                    _____%    Fixed Account             Pacific Life                 _____%
     Growth LT                 Janus                    _____%    Fixed LT Account*         Pacific Life                 _____%
     Focused 30                Janus                    _____%
     Multi-Strategy            J.P. Morgan              _____%    * The Fixed LT Account has less transfer liquidity and may credit
     Equity Income             J.P. Morgan              _____%      a higher current rate of interest than the Fixed Account. Both fixed accounts credit a fixed interest rate, guaranteeing a minimum interest rate of 3% annually.
-----------------------------------------------------------------------------------------------------------------------------------
                                                           REMARKS








-----------------------------------------------------------------------------------------------------------------------------------

AP9500-NY                                                    Page  3                                             85-21245-00 5/2000


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    SECTION D                                               MEDICAL CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
 COMPLETE WHEN SUBMITTING MEDICAL EXAMINATION OF ANOTHER INSURANCE COMPANY
 1. The attached examination, which is to be attached to and made part of the policy, is on the life of:
------------------------------------------------------------------------------------------------------------------------------------
 Proposed Insured Name                      Name of the other Insurance Company     Date of Examination

------------------------------------------------------------------------------------------------------------------------------------
 Additional Insured Name                    Name of the other Insurance Company     Date of Examination

------------------------------------------------------------------------------------------------------------------------------------
 Additional Insured Name                    Name of the other Insurance Company     Date of Examination

------------------------------------------------------------------------------------------------------------------------------------
 Additional Insured Name                    Name of the other Insurance Company     Date of Examination

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Proposed Insured  Additional Insured
 2. To the best of your knowledge and belief, are the statements in the examination true as
    of today?                                                                                    [_] Yes  [_] No    [_] Yes  [_] No

 3. Has the person who was examined consulted a doctor or their practitioner or received
    medical or surgical advice since the date of the examination?                                [_] Yes  [_] No    [_] Yes  [_] No
    (If yes, explain in remarks. Use an additional sheet if necessary)
------------------------------------------------------------------------------------------------------------------------------------
    SECTION E                                                 ADDITIONAL INSURED
------------------------------------------------------------------------------------------------------------------------------------
1. Full Name  (PRINT AS TO APPEAR IN POLICY /  FIRST, MIDDLE, LAST)    2. Sex:     3. State of Birth  4. Date of Birth (MO. DAY YR.)
                                                                       [_] Male
                                                                       [_] Female
------------------------------------------------------------------------------------------------------------------------------------
5. Insurance Age  6. Drivers License No. & State   7. Social Security No. or Taxpayer I.D. No.       8. Telephone No.
                                                                                                      (   )
------------------------------------------------------------------------------------------------------------------------------------
9. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                 10. How Long

------------------------------------------------------------------------------------------------------------------------------------
11. Employer Name and Address  (STREET, CITY, COUNTY, STATE, ZIP CODE)                              12. How Long

------------------------------------------------------------------------------------------------------------------------------------
13. Occupation                                                         14. Type of Business

------------------------------------------------------------------------------------------------------------------------------------
15. Relationship to Primary Insured

------------------------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIARY TO ADDITIONAL INSURED
------------------------------------------------------------------------------------------------------------------------------------
16. Primary Beneficiary  (PRINT FULL NAME / FIRST, MIDDLE, LAST)                                 17. Relationship

------------------------------------------------------------------------------------------------------------------------------------
18. Contingent Beneficiary  (PRINT FULL NAME / FIRST, MIDDLE, LAST)                              19. Relationship

------------------------------------------------------------------------------------------------------------------------------------
    SECTION F                                            GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
 1. Give details of life insurance in force in other companies on PROPOSED INSURED. If none (or if conversion application) check this box [_]
                           Company                  Year Taken          Plan           Life Amount           Acc. Death Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 2. Give details of life insurance in force in other companies on ADDITIONAL INSURED. If none (or if conversion application) check this box [_]
                           Company                  Year Taken          Plan           Life Amount           Acc. Death Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS



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AP9500-NY                                                     Page 4                                              85-21245-00 5/2000

------------------------------------------------------------------------------------------------------------------------------------
   SECTION F                      GENERAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
  PROPOSED INSURED                3.  COMPLETE EACH QUESTION BELOW FOR THE PROPOSED INSURED AND                 ADDITIONAL INSURED
    YES      NO                       ANY ADDITIONAL INSURED.                                                       YES       NO
------------------------------------------------------------------------------------------------------------------------------------
                                  A.  Is the Proposed/Additional Insured married?
------------------------------------------------------------------------------------------------------------------------------------
 $                                B.  Income of spouse, if any.                                                 $
------------------------------------------------------------------------------------------------------------------------------------
 $                                C.  Amount of insurance in force on spouse.                                   $
------------------------------------------------------------------------------------------------------------------------------------
 $                                D.  Annual earned income from occupation (after deduction of                  $
                                      business expenses).
------------------------------------------------------------------------------------------------------------------------------------
 $                                E.  Other Income (state source in remarks).                                   $
------------------------------------------------------------------------------------------------------------------------------------
 $                                F.  Net Worth.                                                                $
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   PROPOSED INSURED                                                                                             ADDITIONAL INSURED
    YES       NO                  4.  Does any Proposed Insured/Additional Insured contemplate                      YES       NO
    [_]      [_]                      leaving the U.S.A. for travel or residence?                                   [_]      [_]
                                      (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
                                  5.  Within the last 2 years has any Proposed/Additional Insured:
    [_]      [_]                  A.  Flown or plan to fly as a pilot, student pilot or crew member?                [_]      [_]
    [_]      [_]                  B.  Engaged in parachute jumping, scuba diving, auto, motor boat or               [_]      [_]
                                      motorcycle racing, hang gliding, mountain climbing or other hazardous sport? (If yes to A. or B., complete a separate General
                                      Questionnaire for each Proposed/Additional Insured)
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  6.  Has any Proposed/Additional Insured ever had insurance declined,              [_]      [_]
                                      rated, modified cancelled or not renewed?
                                      (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  7.  Has any Proposed/Additional Insured been convicted of a felony within         [_]      [_]
                                      the past 5 years?  (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  8.  Has any Proposed/Additional Insured had a drivers license restricted          [_]      [_]
                                      or revoked or been convicted of 3 or more moving violations within the past 5 years? (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  9.  Has any other insurance been applied for within the last 3 months on          [_]      [_]
                                      any Proposed/Additional Insured?  (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  10. Will the policy applied for replace or change any existing insurance          [_]      [_]
                                      or annuity on any Proposed/Additional Insured?  (If yes, agent must complete state replacement notice, if applicable)

    [_]      [_]                  A.  Is this a 1035 Exchange?                                                      [_]      [_]

    [_]      [_]                  B.  Will a loan be carried over?                                                  [_]      [_]
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  11. Have you smoked a cigarette(s) in the last 12 months?                         [_]      [_]
Date:_______________                  If yes, give date last smoked.                                            Date:_______________
------------------------------------------------------------------------------------------------------------------------------------
    [_]      [_]                  12. Have you used tobacco in any other form within the last 24 months?            [_]      [_]
Type:_______________                  If yes, specify type and date last used.                                  Type:_______________

Date:_______________                                                                                            Date:_______________
------------------------------------------------------------------------------------------------------------------------------------
13. If a child 14 years and 6 months of age or younger is to be insured under this policy or an associated rider:
A.  What is the relationship of the owner to the child?_______________________________________________________
B.  What is the total amount of insurance on the owner, which is in force and applied for in this and all other companies?_____________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS




------------------------------------------------------------------------------------------------------------------------------------


AP9500-NY                           Page 5                   85-21245-00 5/2000

------------------------------------------------------------------------------------------------------------------------------------
   SECTION G                                             UNI-CHECK
------------------------------------------------------------------------------------------------------------------------------------
 COMPLETE THIS SECTION ONLY IF UNI-CHECK BILLING METHOD (AUTOMATIC MONTHLY CHECKING ACCOUNT DEDUCTION) IS DESIRED
                           --------------------------------------                              -------------------------------------

 1.  [_]  Bank Account No. ______________________________________  2.  Bank Account in Name of
                                                                                               -------------------------------------

 3.  [_]  If other than policy date, complete day of the month you want draft to draw from bank account.
                                             ------------------------------
          (Must be between the 4th and 28th)
                                             ------------------------------
  As a convenience to me, I request and authorize you to pay and charge to the above account any debit entries on that account by and payable to the order of Pacific Life & Annuity Company, provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such debit shall be the same as if it were a debit drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.
------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                       GPT/CVAT DISCLOSURE:
------------------------------------------------------------------------------------------------------------------------------------
   The Internal Revenue Code has two separate tests, at least one of which must be satisfied by a policy for it to qualify as life insurance for federal tax purposes. As applicant, you choose which of the two tests you want to use. You may not change the test after the policy has been issued.

   The two tests are the Guideline Premium Test (GPT) and the Cash Value Accumulation Test (CVAT). GPT limits the amount of premiums that can be paid for a policy, and may require the death benefit to increase above the specified amount if the cash value is large. CVAT does not limit premiums, but it also requires the death benefit to increase above the specific amount if the cash value is large. With CVAT the death benefit may need to be increased earlier than with GPT and by a larger amount, assuming the same cash values under both tests. Under either test, the cost of insurance charge is based on the total death benefit in force, including any increases resulting from your choice of GPT or CVAT. You should consider the CVAT test if you wish to maximize premium payments over a short period. You should consider the GPT test if you wish to maintain a higher level of cash value in relation to death benefit protection.

   Your agent can supply you with illustrations showing the effects of each test and explain how each affects the policy. You should consult your tax advisor for any tax questions.
------------------------------------------------------------------------------------------------------------------------------------
                                                           DECLARATIONS
------------------------------------------------------------------------------------------------------------------------------------


I represent that the foregoing answers and statements contained in Parts I and II are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be attached to and made part of the policy.
I understand that:

1. Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true to the best of my knowledge and belief.

2. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

3. Signed and Dated by Applicant in:

______________________ On _____________    _____________________________________
     CITY       STATE     MO.  DAY  YR.    Signature of Applicant

                                           _____________________________________
                                           Signature of Proposed Insured
                                           (IF OTHER THAN APPLICANT, OR
                                            SIGNATURE OF PARENT IF PROPOSED
                                            INSURED IS 14 YEARS AND 6 MONTHS
                                            OR YOUNGER)

                                           _____________________________________
                                           Signature of Other Adult Proposed
                                            Insured
                                           _____________________________________
                                           Signature of Owner
                                           (IF OTHER THAN PROPOSED INSURED
                                            OR APPLICANT)

If owner is a corporation, the signature and title of any authorized officer other than the proposed insured is required and the full name of the corporation must be shown.

I certify that I have truly and accurately recorded hereon the information supplied.


___________________________________   __________________________________________
   Signature of Soliciting Agent          Please Print Soliciting Agent Name


AP9500-NY                           Page 6                   85-21245-00 5/2000

                THIS AUTHORIZATION MUST BE SIGNED IN EVERY CASE

--------------------------------------------------------------------------------
                      AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency or employer to release to Pacific Life & Annuity Company, its subsidiaries, its reinsurer(s) or its legal representative any information they may have as to diagnosis, treatment and prognosis of any physical or mental condition (to include an investigative consumer report) and/or any other information on me and my minor children.


I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurer(s), the Medical Information Bureau, and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required, or as I may further authorize. I also understand that the information authorized for release may include medical information about a communicable or venereal disease, including but not limited to diseases such as hepatitis, syphilis, gonorrhea and the human immunodeficiency virus, also known as Acquired Immune Deficiency Syndrome
(AIDS). I know that

I may request a copy of this authorization. I also acknowledge receipt of the Disclosure Notice to Applicants for Insurance.

A photographic copy of this Authorization shall be as valid as the original and shall be valid for two years from the date shown below.

Signed and Dated by Proposed Insured in:


_______________________ On ______________   ____________________________________
    CITY         STATE      MO.  DAY  YR.   Signature of Proposed Insured
                                            (OR SIGNATURE OF PARENT IF PROPOSED
                                             INSURED IS 14 YEARS AND 6 MONTHS OR
                                             YOUNGER)

                                            ____________________________________
                                            Signature of Other Adult Proposed
                                             Insured


AP9500-NY                           Page 7                   85-21245-00 5/2000

                     THIS PAGE IS INTENTIONALLY LEFT BLANK












AP9500-NY                           Page 8                  85-21245-00 5/2000

                 DISCLOSURE NOTICE TO APPLICANTS FOR INSURANCE

This brief description of our underwriting process is designed to help you to understand how an application for insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for insurance under our rules, and assuming you do, establish the proper premium charge for that insurance. This process - the evaluation of risks - assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation and hazardous avocations. We get this information from various sources.

                            SOURCES OF INFORMATION

Application and Medical Records - Your application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau. When we do so, we will use the authorization form you signed with your application.

MIB, Inc., (Medical Information Bureau) - MIB, Inc., is a non-profit corporation which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask the MIB if it has a record concerning you. If you previously applied to a member company for insurance, MIB may have information about you in its file. The purpose of the MIB is to protect member companies and their policyowners from those who would conceal significant facts relevant to their insurability. The information, which is obtained from MIB, may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis in making a final underwriting decision.

Information regarding your insurability will be treated as confidential. Pacific Life & Annuity Company, its subsidiaries or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. Pacific Life & Annuity Company, its subsidiaries or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

At your request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the information office of MIB, Inc. is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Investigative Consumer Report - As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency. Because you may want to know more about the nature and scope of such a report, we are providing this information below as part of this Notice.

A consumer report confirms and supplements the information on your application pertaining to employment and residence verification, smoking habits, marital status, occupation, hazardous avocations and general health. This report may also cover information concerning your general reputation, motor vehicle driving record, criminal activity, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. This information may be obtained through personal interviews with you, your family, friends, neighbors and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency.

The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Fair Credit Reporting Act.

Investigative consumer reports are held in strict confidence and used only to evaluate your application on a fair and equitable basis. You have a right to make a written request within a reasonable time to receive additional detailed information about the nature and scope of this investigation. These reports may have an adverse effect on an individual's eligibility for insurance. If it should, however, we will notify you in writing and identify the reporting agency.

                             DISCLOSURE TO OTHERS

Personal information obtained about you during the underwriting process is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share information about you are as follows.

1. The agent may retain a copy of your application. If reinsurance were required, the reinsurance company would have access to our application file.

2. We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information.

3. As stated earlier, we may report information to the Medical Information
   Bureau.

4. We will disclose information to government regulatory officials, law enforcement authorities and others where required by law.

                               DISCLOSURE TO YOU

In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization's disclosure procedure.

Should you feel that any information we have is inaccurate or incomplete, please write to the Manager, Risk Selection Department, Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660. Your comments will be carefully considered and corrections made where justified.

We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process, and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use and disclosure of personal information is limited to those specified in this Notice.

NMIB-NY                              Page 11                 85-21245-00 5/2000

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

NMIB-NY                             Page 12                 85-21245-00 5/2000

-------------------------------------------------------------------------------
SECTION G  BUSINESS INSURANCE (COMPLETE THIS SECTION IF APPLYING FOR BUSINESS
           INSURANCE)
-------------------------------------------------------------------------------
1. Purpose of this Insurance:
    A.  [_] Buy - Sell               D.  [_]  Split Dollar
    B.  [_] Employee Fringe Benefit  E.  [_]  Key Employee
    C.  [_] Deferred Compensation    F.  [_]  Other  (Explain in remarks)
-------------------------------------------------------------------------------
2. Name of Principal Officers,                 % of       Amount of Insurance
   Partners or Key Employees   Position   Business Owned   Owned By Business
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3.  What is the current fair market       $
    value of the business?                --------------

4.  What was the annual net profit        Last Year $      2 Years Ago $
    (before taxes) of business?           ---------------  --------------------

5.  Are other officers, partners or key
    employees proportionately insured? [_]Yes  [_]No (If no, explain in remarks)
-------------------------------------------------------------------------------
SECTION H  COMPLETE THIS SECTION IF PROPOSED INSURED IS 14 YEARS AND 6 MONTHS OR
           YOUNGER
-------------------------------------------------------------------------------
1.  Did you personally observe the Proposed Insured?  [_]Yes  [_]No
    (If no, explain in remarks)
-------------------------------------------------------------------------------
2. Are Proposed Insured's brothers and sisters insured for equal amounts? [_]Yes [_]No (If no, explain in remarks)
-------------------------------------------------------------------------------
3.  Person on whom Proposed Insured depends for support:
A.  Name                                B.  Relationship
-------------------------------------------------------------------------------
C. Estimated annual income  D. Estimated net worth  E. Estimated amount of life insurance
   $                           $                       $
-------------------------------------------------------------------------------
4.  Information on Applicant:
A.  Name                                B.  Relationship
-------------------------------------------------------------------------------
C.  Purpose of insurance                D.  Amount of life insurance in force
                                            $
-------------------------------------------------------------------------------
                                    REMARKS








-------------------------------------------------------------------------------

AP9500-NY                           Page 11                  85-21245-00 5/2000

------------------------------------------------------------------------------------------------------------------------------------
SECTION I                                    COMPLETE FOR ALL APPLICATIONS - AGENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
  1.  How well do you know Proposed Insured?                   2.  How well do you know Additional Insured?
     (or Applicant If Proposed Insured is under age 16)
------------------------------------------------------------------------------------------------------------------------------------
  3.  Have you personally asked all applicable questions in this application?  Proposed Insured  Additional Insured
     (If no, explain in remarks)                                                 [_] Yes [_] No    [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------
  4.  Are you aware of any information not given in the application which might affect the insurability of:
     Proposed Insured  [_] Yes   [_] No    Additional Insured  [_] Yes  [_] No   (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
  5.  Did the Proposed Insured or Applicant make the initial inquiry which led to the sale of this insurance?
        [_] Yes  [_] No   (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------
  6.  Has the Proposed Insured changed name within the last 5 years?    [_] Yes  [_] No
  7.  Has the Additional Insured changed name within the last 5 years?  [_] Yes  [_] No  (If yes, give former name in remarks)
------------------------------------------------------------------------------------------------------------------------------------
  8.  To the best of your knowledge, does any policy applied for either replace, involve a change in, or involve use of value from any existing life insurance policy or annuity?
                                                                             Proposed  Insured  Additional Insured
      (IF "YES", GIVE COMPANY AND POLICY NUMBER IN "REMARKS" ON PAGE 5.       [_] Yes   [_] No     [_] Yes  [_] No
       IF PL POLICY, THEN GIVE POLICY NUMBER AND HOW VALUES ARE TO BE
       APPLIED IN "REMARKS".)
------------------------------------------------------------------------------------------------------------------------------------
  9.  If this policy is a tax qualified plan indicate type:  [_] Pension / Profit sharing  [_] HR-10  [_] Other
------------------------------------------------------------------------------------------------------------------------------------
 10.  Is application submitted on a:                Proposed   Insured       Additional   Insured
                                                      Yes         No            Yes         No
      (A)  Medical Basis?                             [_]        [_]            [_]        [_]
      (B)  Non-Medical Basis? (Submit Part 2)         [_]        [_]            [_]        [_]
      (C)  Guaranteed Issue Basis?                    [_]        [_]            [_]        [_]
      (D)  Guaranteed to Issue Basis?                 [_]        [_]            [_]        [_]
------------------------------------------------------------------------------------------------------------------------------------
 11.  Check appropriate items which have been ordered:
                        Proposed Insured  Additional Insured                   Proposed Insured  Additional Insured
                           Yes      No        Yes       No                        Yes      No        Yes       No
      Medical Exam         [_]     [_]        [_]      [_]    H.O. Specimen       [_]     [_]        [_]      [_]
      Paramedical Exam     [_]     [_]        [_]      [_]    APS____________     [_]     [_]        [_]      [_]
      EKG                  [_]     [_]        [_]      [_]    _______________     [_]     [_]        [_]      [_]
      Blood Profile        [_]     [_]        [_]      [_]    _______________     [_]     [_]        [_]      [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS




------------------------------------------------------------------------------------------------------------------------------------
 I certify that to the best of my knowledge and belief:                                                                     Yes  No
 A.  I have presented to the Company all pertinent facts and have correctly and completely recorded all required answers... [_] [_]
 B.  I have given the Proposed Insured (or Parent for Juvenile insurance) a copy of the Fair Credit Reporting Act and MIB
     Disclosure Notice, and any other disclosure notice or statement required by state or federal law...................... [_] [_]
 C.  I have fully explained the terms and conditions of the Temporary Insurance Agreement(s) to the Proposed Insured
     (or Applicant) and have given it to him/her (them).................................................................... [_] [_]
 D.  I have complied with state and federal laws on disclosure, cost comparison and replacement............................ [_] [_]
 E.  I have reviewed the purchase of this insurance policy as to suitability............................................... [_] [_]

 Signature(s) Of Soliciting Agent(s).  Pay Commission as Indicated Below.

 X_____________________________________________________________    X________________________________________________________________

 First Name Listed Below Will Be The Servicing Agent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PHONE                 FAX              AGENCY             AGENT
 AGENT NAME                                       NUMBER               NUMBER            NUMBER             CODE          COMM %
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


Broker/Dealer Name (IF APPLICABLE)_____________________________________________.


AP9500-NY                            Page 12                  85-21245-00 5/2000

   Use this receipt only if a premium has been paid for a conversion policy

                         PACIFIC LIFE & ANNUITY COMPANY
                                 P.O. Box 6520
                          Newport Beach, CA 92658-6520

Received from __________________________________the sum of $ ________ as payment on account of premium for policy on the life of the person named in an application to Pacific Life & Annuity Company bearing the same number as this receipt.
All checks must be made payable to Pacific Life & Annuity Company. Do not make checks payable to the Agent or leave payee blank.

Date__________________  ___________________________________________________Agent
      MO.  DAY  YR.


AP9500-NY                          Page 13                    85-21245-00 5/2000